INVENTORIES (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2017
INVENTORIES
Raw materials and auxiliary materials	$ 1,651	$ 1,158
Work in process	531	277
Finished products	1,181	800
Inventory, Total	$ 3,363	$ 2,235